UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Renaissance Capital Growth & Income Fund III, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Renaissance Capital Growth & Income Fund III, Inc.
8080 North Central Expressway, Suite 210, LB-59
Dallas, Texas 75206-1857

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Friday, May 16, 2008

To the Shareholders of
Renaissance Capital Growth & Income Fund III, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation (the “Fund”), will be held at the Hilton Anatole, 2201 Stemmons Freeway, Dallas, Texas 75207, on Friday, May 16, 2008, at 8:00 a.m., local time, for the following purposes:

(1)	To elect two (2) Class One Directors of the Fund, to hold office for a term of three (3) years or until their successors are elected and qualified;
(2)	To ratify the appointment by the Fund’s Board of Directors of KBA Group LLP as the auditor of the Fund for the fiscal year ending December 31, 2008; and
(3)	To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

A copy of the Fund’s 2007 Annual Report to shareholders is enclosed for your review.

The close of business on March 18, 2008 has been fixed as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment. The enclosed proxy card is being solicited on behalf of the Board of Directors.

You are cordially invited to attend the Annual Meeting. You may vote your shares (1) in person at the Annual Meeting, (2) by telephone, (3) via the Internet or (4) by completing, signing, dating and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your vote, you may do so by voting in person at the Annual Meeting. Prompt response by our shareholders will reduce the time and expense of solicitation.

By Order of the Board of Directors

/s/ BARBE BUTSCHEK
Barbe Butschek, Secretary

Dallas, Texas
April 2, 2008

Renaissance Capital Growth & Income Fund III, Inc.

PROXY STATEMENT
For
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Friday, May 16, 2008

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of Renaissance Capital Growth & Income Fund III, Inc., a Texas corporation (the “Fund”). The Fund’s Board of Directors is soliciting proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, May 16, 2008, atthe Hilton Anatole, 2201 Stemmons Freeway, Dallas, Texas 75207, at 8 a.m., local time, and at any adjournment(s). This Proxy Statement is first being sent to shareholders on or about April 2, 2008.

The accompanying proxy card is designed to permit each Fund shareholder to vote for or against or to abstain from voting on the proposals described in this Proxy Statement, and to authorize the persons serving as proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR (i) the election of the two (2) Class One Directors and (ii) the ratification of the appointment of KBA Group LLP as the auditor for the Fund for 2008.

The Board of Directors encourages the shareholders to attend the Annual Meeting personally. Executing and returning the accompanying proxy card will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Any shareholder who has given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Growth & Income Fund III, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at or prior to the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and directors of the Fund, and officers, directors and regular employees of RENN Capital Group, Inc., the investment adviser to the Fund (“RENN Group”), may solicit the return of proxies by personal interview, mail, telephone and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses. After the date of this Proxy Statement, but prior to the date of the Annual Meeting, the Fund may engage a proxy solicitation firm at a cost to be negotiated. Brokerage houses and other custodians, nominees and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. The Fund will pay all costs of solicitation.

The Fund’s 2007 Annual Report to Shareholders is enclosed for the review of all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

The Fund’s principal offices are located at 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

PURPOSES OF THE MEETING

At the Annual Meeting, Fund shareholders will consider and vote upon the following matters:

(1)	The election of two (2) Class One Directors of the Fund, to hold office for a term of three (3) years or until their successors are elected and qualified;
(2)	Ratification of the Board of Directors’ appointment of KBA Group LLP as the auditor for the Fund for the fiscal year ending December 31, 2008; and
(3)	Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s).

RECORD DATE AND SHARE OWNERSHIP

The close of business on March 18, 2008 has been fixed as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on the Record Date, the Fund had outstanding 4,463,967 shares of Common Stock and approximately 2,300 record holders.

VOTING

Each share of Common Stock is entitled to one vote. The Common Stock is the only class of securities of the Fund entitled to vote at the Annual Meeting. A shareholder is entitled to vote all shares of Common Stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

A quorum for the Annual Meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date. Shares that are voted “FOR,” “AGAINST” OR “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of determining the presence of a quorum and are also treated as shares “represented and voting” at the Annual Meeting, or votes cast, with respect to such matter. Broker non-votes and abstentions will be counted for purposes of determining the presence of a quorum.

If a quorum is not present at the Annual Meeting the shareholders represented in person or named as proxies may adjourn the Annual Meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting with no other notice than announcement at the Annual Meeting. Further solicitations of proxies with respect to these proposals may be made. Broker non-votes and abstentions will not be voted for any adjournments.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

Shareholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communications Services online program. This program provides eligible shareholders who receive a copy of this Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

PROPOSAL ONE
ELECTION OF CLASS ONE DIRECTORS

Two directors, both of whom are now serving on the Fund’s Board of Directors, are proposed to be elected at the Annual Meeting. Peter Collins and J. Philip McCormick have been nominated as the Class One Directors to serve for a term of three (3) years or until their respective successors are elected and qualified. For information concerning Messrs. Collins and McCormick, see “Information Concerning Directors” below.

Pursuant to the Fund’s Articles of Incorporation and Bylaws, the Board of Directors consists of one or more Directors, the number of which may be increased or decreased by resolution adopted by a majority of the Board of Directors, and is divided into three classes. Each class normally serves for a three-year term.

The term of office of the Class One Directors expires at this Annual Meeting of shareholders. The term of office of the Class Two Director will expire at the Annual Meeting held in 2009. The term of office of the Class Three Directors will expire at the Annual Meeting held in 2010.

Because the Board is divided into classes, only those directors in a single class may be changed in any one year. Consequently, changing a majority of the Board of Directors requires two years (although under Texas law, procedures are available to remove directors even if they are not then standing for re-election and, under Securities and Exchange Commission (the “SEC”) regulations, procedures are available for including appropriate shareholder proposals in the annual Proxy Statement). Having a classified Board of Directors, which may be regarded as an “anti-takeover” provision, may make it more difficult for shareholders to change the majority of directors and thus have the effect of maintaining the continuity of management.

The nominees for the Class One Directors receiving the vote of a plurality of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR THE CLASS ONE DIRECTORS.

Information Concerning Directors

Certain information concerning the Fund’s directors is set forth below:

Name, Address* and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Dollar Range of Shares in Fund
Independent Directors:
Peter Collins Age 63	Director

Peter Collins has been a financial and management consultant to closely-held businesses for the last ten years in the USA, the UK, and Europe, in areas of finance, start-ups, joint ventures and mergers and acquisitions. Mr. Collins has advised companies in every
	segment of industry (including manufacturing, distribution, service, agriculture, construction and multimedia) and in all stages of development (from start-up to bankruptcy). Mr. Collins was educated in England, where he received a B.Sc. in Civil Engineering from Liverpool University and a M.Sc. in Business Administration from The City University, London.	Class One Director since 1994. Term expires at this Annual Meeting.	1	$10,001 to $50,000
J. Philip McCormick Age 65	Director

	J. Philip McCormick has been an independent investor and corporate adviser since 1999. Mr. McCormick served as Executive Vice President and Chief Financial Officer of Highway Master Communication, Inc. from 1997 to 1998; Senior Vice President and Chief Financial Officer of Enserch Exploration, Inc. from 1995 to 1997; Senior Vice President - Transmission of Lone Star Gas Company, a division of Enserch Corporation, from 1993 to 1995; Senior Vice President - Finance of Lone Star Gas Company from 1991 to 1993; Audit Partner, member of senior management and member of the Board of Directors of KPMG and KMG Main Hurdman from 1973 to 1991.	Class One Director since 2006. Term expires at this Annual Meeting.	1	$10,001 to $50,000

Name, Address* and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Dollar Range of Shares in Fund
Charles C. Pierce, Jr. Age 73	Director Charles C. Pierce, Jr. has worked in the securities industry for 42 years and is a private investor. Mr. Pierce served as Vice-Chairman of Dain Rauscher, Inc.; former President on the Texas Stock & Bond Dealers Association; former Chairman of the South Central District of the Security Industry Association covering Texas, Oklahoma, New Mexico, Kansas and Colorado.	Class Two Director since 2002. Term expires at the Annual Meeting held in 2009.	1	$10,001 to $50,000

Ernest C. Hill Age 67	Director Ernest C. Hill has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. Mr. Hill specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. Mr. Hill’s prior experience includes service as Assistant Professor of Finance, Southern Methodist University, and Associate Director of the Southwestern Graduate School of Banking.	Class Three Director since 1994. Term expires at the Annual Meeting held in 2010.	1	$0

Name, Address* and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Dollar Range of Shares in Fund
Interested Director:
Russell Cleveland Age 69	Chairman of the Board, President, Chief Executive Officer and Director of the Fund since 1994.

Russell Cleveland is a Chartered
	Financial Analyst with over 35 years experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland is also the President, Chief Executive Officer, the sole director and the majority shareholder of RENN Group, the investment adviser to the Fund. RENN Group is also the investment manager to Renaissance US Growth Investment Trust PLC (“RUSGIT”) and the investment adviser to US Special Opportunities Trust PLC, investment trusts listed on the London Stock Exchange, and Premier RENN US Emerging Growth Limited. Mr. Cleveland also serves on the Boards of Directors of RUSGIT, CaminoSoft Corp., Cover-All Technologies, Inc., Integrated Security Systems, Inc., Access Plans USA, Inc. and BPO Management Services, Inc.	Class Three Director since 1994. Term expires at the Annual Meeting held in 2010.	4	over $100,000

*	The address of all such persons is c/o RENN Capital Group, Inc., 8080 North Central Expressway, Suite 210 LB-59, Dallas, Texas 75206.

OWNERSHIP OF SHARES

The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s Common Stock as of December 31, 2007 (i) for all persons who are beneficial owners of 5% or more of the outstanding shares of the Fund’s Common Stock, (ii) each director and nominee for director of the Fund and (iii) all executive officers and directors of the Fund as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned Directly or Indirectly		Percent of Class
Russell Cleveland, Chairman, President, Chief Executive Officer and Director(1)	412,770	(2)	9.3%
Peter Collins, Director	2,341	(3)	0.1%
Charles C. Pierce, Jr., Director	2,250		0.1%
Ernest C. Hill, Director	0		0.0%
J. Philip McCormick, Director	3,500		0.1%
All directors and officers of the Fund as a group (9 persons)	432,452		9.6%

(1)	“Interested person” as defined by the Investment Company Act of 1940.
(2)	Consists of 33,502 shares owned by the Cleveland Family Limited Partnership, 335,468 shares owned by RENN Investment Limited Partnership, and 43,800 shares owned by RENN Capital Group, Inc.
(3)	Includes 130 shares owned by Hilary Collins, Mr. Collins’ spouse.

Committees and Meetings

The Board of Directors held eighteen (18) meetings or executed consent actions in lieu of meetings during 2007, and each director attended or executed at least seventy-five per cent (75%) of these meetings and consent actions. The Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. In 2007, the Audit Committee held nine (9) meetings, and the Nominating and Corporate Governance Committee held no (0) meetings. Each director attended or executed at least 75% of these meetings or consent actions.

The Audit Committee

During 2007, the Audit Committee consisted of Ernest C. Hill (Chairman), Charles C. Pierce, Jr., Peter Collins and J. Philip McCormick. The Board of Directors has determined that J. Philip McCormick satisfies the standard for “audit committee financial expert” within the meaning of the rules of the SEC. The SEC rules provide that audit committee financial experts do not have any additional duties, obligations or liabilities and are not considered experts under the U.S. Securities Act of 1933. The Audit Committee is comprised entirely of independent directors. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;
•	Review the scope of their audit services and the annual results of their audits;
•	Monitor the independence and performance of the Fund’s independent auditors;
•	Oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;
•	Review the reports and recommendations of the Fund’s independent auditors;
•	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and

•	Address any matters between the Fund and its independent auditors regarding financial reporting.

The Fund’s Board of Directors has adopted a written charter for the Audit Committee, which is attached as Exhibit A to this Proxy Statement.

The Fund’s independent auditors must report directly to the Audit Committee.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was created in January 2004 and is responsible for nominating individuals to serve as directors. The Nominating and Corporate Governance Committee is comprised of three directors, all of whom meet the independence and experience requirements of the American Stock Exchange (“AMEX”) Company Guide Section 803A, Rule 10A-3 under the Securities Exchange Act of 1934 and NASD Rule 4200(a)(15). Its members are Charles C. Pierce, Jr. (Chairman), Ernest C. Hill and Peter Collins.

The Fund’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is attached as Exhibit B to this Proxy Statement. A current copy of the Nominating and Corporate Governance Committee’s charter is not available at the Fund’s website.

The Committee considers and recommends nominees for election as directors of the Fund. Shareholders wishing to recommend qualified candidates for consideration by the Fund may do so by writing to the Secretary of the Fund at the address shown in the Notice providing the candidate’s name, biographical data and qualifications. In its assessment of each potential candidate, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives and such other factors as the Committee may determine. The Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities. At the direction of the Board of Directors, the Committee also considers various corporate governance policies and procedures.

Director Compensation

Directors who are not employees of either the Fund or RENN Group receive a monthly fee of $2,000 ($3,000 per month for the Chairman of the Audit Committee), plus $750 and out-of-pocket expenses for each quarterly valuation meeting attended. The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered “interested persons” of the Fund. The aggregate compensation for the period from January 1 to December 31, 2007 that the Fund paid each director standing for election, and the aggregate compensation paid to each director for the most recently completed fiscal year by other funds to which RENN Group provided investment advisory services, or collectively, the Fund Complex, is set forth below:

Name of Director	Aggregate 2007 Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total 2007 Compensation from Fund and Fund Complex Paid to Directors
Russell Cleveland(1)	$0	$0	$0	$0
Peter Collins	$26,000	$0	$0	$26,000
Ernest C. Hill	$36,000	$0	$0	$36,000
Charles C. Pierce, Jr.	$26,000	$0	$0	$26,000
J. Philip McCormick	$26,000	$0	$0	$26,000

(1)	Mr. Cleveland is President and Chief Executive Officer of RENN Group and a 5% beneficial owner of the Fund.

Executive Compensation and Options

Officers of the Fund receive no compensation from the Fund. The Fund has never issued options or warrants to officers or directors of the Fund. As a result, the Fund does not have a compensation committee.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF AUDITOR

The Board of Directors has selected KBA Group LLP to audit the Fund for the fiscal year ending December 31, 2008. Its selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). A representative of KBA Group LLP is expected to attend the Annual Meeting. The KBA Group LLP representative will respond to appropriate questions from shareholders and will be given the opportunity to make a statement, should the representative desire to do so.

The following table presents fees paid by the Fund for professional services rendered by KBA Group LLP for the fiscal years ended December 31, 2006 and 2007.

Fee Category	Fiscal 2006 Fees	Fiscal 2007 Fees
Audit Fees	$334,950	$148,575
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$334,950	$148,575

Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements and review of the Fund’s quarterly financial statements. No non-audit fees were paid to the independent audit firm of KBA Group LLP.

No Other Fees were paid by the Fund to KBA Group LLP for the fiscal years ended December 31, 2006 or 2007.

The Audit Committee has adopted a pre-approval policy that provides for the prior consideration by the Audit Committee of any audit or non-audit services that may be provided by its independent auditor to the Fund. No Audit-Related Fees, Tax Fees or Other Fees were pre-approved by the Audit Committee for the fiscal years ended December 31, 2006 or 2007.

The affirmative role of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KBA GROUP LLP AS THE FUND’S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

INFORMATION ABOUT THE FUND’S OFFICERS AND THE INVESTMENT ADVISER

Officers

Set forth below is certain information regarding the officers of RENN Group, the Fund’s investment adviser:

Russell Cleveland, age 69, has served as Chairman of the Board, President, Chief Executive Officer and a Class Three Director of the Fund since 1994. He has also served as the President, Chief Executive Officer, sole Director and the majority stockholder of RENN Group since 1994. He is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland also serves on the Boards of Directors of Renaissance US Growth Investment Trust PLC, BPO Management Services, Inc., CaminoSoft Corp., Cover-All Technologies, Inc., Integrated Security Systems, Inc. and Access Plans USA, Inc.

Barbe Butschek, age 53, has served as the Secretary and Treasurer of the Fund since 1994. Ms. Butschek currently serves as Senior Vice-President, Secretary, Treasurer and minority stockholder of RENN Group and has served with RENN Group in various capacities since 1977.

Robert C. Pearson, age 72, has served as Vice President of the Fund since April 1997. He joined RENN Group in April 1997 and is Senior Vice-President – Investments. Mr. Pearson brought more than thirty years of experience to RENN Group’s corporate finance function. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice-President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with more than $40 million in revenues. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory. In addition, from 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice-President – Controller and Vice-President – Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is a director of eOriginal, Inc., CaminoSoft Corp., Information Intellect, Simtek Corporation and Vertical Branding.

Scott E. Douglass, age 49, has served as a Vice President of the Fund since November 2004. He has worked for three sell-side firms in the roles of institutional sales and investment banking. Prior to that he was a commercial loan officer for the First National Bank of Boston and Fleet Financial Group which are now part of Bank of America. He holds a Masters Degree in Business Administration from the Olin Graduate School of Business at Babson College.

Z. Eric Stephens, age 40, has served as a Vice President of RENN Group since January 2006 and a Vice President of the Fund since August 2006. His responsibilities with RENN Group include due diligence, portfolio monitoring and portfolio selection. Previously, Mr. Stephens was a director with CBIZ Valuation Group, a national valuation consulting firm. While with CBIZ, he valued public and private companies, performed purchase price allocations and goodwill impairment tests, wrote fairness opinions and solvency opinions and acted as an expert witness. Prior to working for CBIZ, Mr. Stephens was a staff accountant with the SEC. While with the SEC, he conducted on-site examinations of investment companies and investment advisers. Mr. Stephens has a BA in economics and finance from Southwestern Oklahoma State University and an MBA from Texas A&M University and is a Chartered Financial Analyst.

RENN Group

RENN Group provides investment advisory services to the Fund pursuant to the Advisory Agreement, as amended, between the Fund and RENN Group. RENN Group is also the investment manager of Renaissance US Growth Investment Trust PLC and the investment adviser to US Special Opportunities Trust PLC, investment trusts listed on the London Stock Exchange. RENN Group is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is subject to the reporting and other requirements of the Advisers Act. RENN Group and its officers and employees devote such time to the Fund’s business as is necessary for the conduct of its operations. The Advisory Agreement is reviewed and approved annually by the Fund’s Board of Directors, including its independent directors. Pursuant to the Advisory Agreement, RENN Group is entitled to receive a management fee equal to a quarterly rate of 0.4375% of the Funds’ assets, as determined at the end of each quarter with each payment due on the last day of the calendar quarter. In addition, pursuant to the Advisory Agreement, RENN Group is entitled to receive an incentive fee equal to 20% of the Fund’s realized capital gains in excess of realized capital losses of the Fund after allowance for any unrealized capital losses on the portfolio investments of the Fund. The incentive fee is calculated and paid on an annual basis.

In 2007, the Fund incurred $792,545 as its management fee to RENN Group, of which $428,251 was paid. The Fund also received $12,895 in directors’ fees from portfolio companies with respect to Mr. Cleveland’s and Mr. Pearson’s services as a director. Neither RENN Group nor its affiliates are prohibited from engaging in activities outside the Fund’s business. Officers and employees of RENN Group are compensated solely by RENN Group. Russell Cleveland and Barbe Butschek beneficially own 80% and 20%, respectively, of the common stock of RENN Group. The sole director of RENN Group is Russell Cleveland.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Advisory Agreement, RENN Group serves as investment adviser to the Fund, subject to the supervision of the Board of Directors. Services provided to the Fund include assisting the Fund in the determination of the net assets, recommending the valuation of assets of the Fund to the Board subject to the Board of Directors determination, upon which the management fee and incentive fee paid to RENN Group are based in part. The valuations of portfolio securities are performed in accordance with generally accepted accounting principles and financial reporting policies of the SEC. In addition, from time to time, the Board of Directors reviews the valuation policies to determine their appropriateness.

RENN Group has formed, and may form in the future, other investment funds to make investments in companies similar to those in which the Fund invests. The determination regarding the existence of a conflict of interest between these affiliated investment funds and the Fund, and the resolution of any such conflict, vests in the Board of Directors, subject to the provisions of the Investment Company Act.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Audit Committee”) is comprised of four directors, all of whom meet the independence and experience requirements of the AMEX Company Guide Section 803A, Rule 10A-3 under the Securities Exchange Act of 1934 and NASD Rule 4200(a)(15). In 2007 the Audit Committee consisted of Ernest C. Hill (Chairman), Peter Collins, Charles C. Pierce, Jr. and J. Philip McCormick. The Audit Committee responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2007 with the Fund’s management. The Audit Committee has discussed with KBA Group LLP, the Fund’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from KBA Group LLP required by Independence Standards Board Standard No. 1 and has discussed with KBA Group LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Ernest C. Hill, Chairman
Peter Collins
Charles C. Pierce, Jr.
J. Philip McCormick

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund’s officers and directors and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. The Fund believes that during the fiscal year ended December 31, 2007, all Section 16(a) filings relating to the Fund’s Common Stock applicable to its officers, directors and greater than 10% beneficial owners were timely filed.

SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Fund’s Proxy Statement for consideration at its Annual Meeting of Shareholders to be held next year by submitting proposals to the Fund in a timely manner. To be included in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2009, shareholder proposals must be received by the Fund by November 24, 2008 and must otherwise comply with the requirements of Rule 14a-8.

OTHER BUSINESS

Management knows of no other business to be presented at the Annual Meeting that will be voted on by the shareholders. If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies in their discretion and as they deem appropriate.

The Annual Report on Form 10-K for the year ended December 31, 2007 has been filed with the SEC, a copy of which accompanies this Proxy Statement.

Shareholder Communications With the Board of Directors

Generally, shareholders who have questions or concerns regarding the Fund should contact our Investor Relations Department at (214) 891-8294. However, shareholders may communicate with the Board of Directors by sending a letter to Board of Directors of the Fund, c/o Corporate Secretary, 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857. All communications must contain a clear notation indicating that it is a “Shareholder--Board Communication” or a “Shareholder--Director Communication” and must identify the author as a shareholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Fund reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Fund or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications. While the Fund does not have a policy with regard to board members’ attendance at Annual Meetings, all of the Fund’s directors were present at last year’s Annual Meeting.

By Order of the Board of Directors,

/s/ BARBE BUTSCHEK
Barbe Butschek, Secretary

Dallas, Texas
April 2, 2008

Important: Please return proxy promptly. Shareholders who do not expect to attend the Annual Meeting and wish their shares of Common Stock to be voted should date, sign and return the accompanying proxy card in the enclosed, postage-paid envelope.

Exhibit A

AMENDED CHARTER

OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

OF

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

Renaissance Capital Growth & Income Fund III, Inc. (the “Fund”) certifies that it has adopted this amended Charter (the “Charter”) as its formal written audit committee charter, effective as of June 30, 2007.

Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;
•	Review the scope of their audit services and the annual results of their audits;
•	Monitor the independence and performance of the Fund’s independent auditors;
•	Oversee the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;
•	Review the reports and recommendations of the Fund’s independent auditors;
•	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and
•	Resolve any disagreements between management of the Fund and its independent auditors regarding financial reporting.

The Fund’s independent auditors must report directly to the Audit Committee.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Fund’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties, and it shall have the ability to determine the compensation to be paid to such outside consultants or experts.

Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors meeting the independence and other requirements of the American Stock Exchange and Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended. All members of the Committee shall:

•	Not have participated in the preparation of the financial statements of the Fund or any subsidiary at any time in the last three years; and
•	Have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statements and cash flow statement.

In addition, at least one member of the Committee shall have accounting or related financial management expertise, as defined by the applicable Securities and Exchange Commission (“SEC”) regulation.

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet from time to time as it shall determine, but not less than on a quarterly basis. The Committee may meet with management or the independent auditors to discuss any matters that the Committee may determine.

Audit Committee Responsibilities and Duties

In addition to fulfilling the purposes described above, the Audit Committee shall have the following specific responsibilities and duties:

Review Procedures.

•	Annually review and assess the adequacy of the Charter.
•	Submit the Charter to the Board of Directors for approval and have the document filed at least every three years in accordance with SEC regulations.
•	Review, along with management and independent auditors, the Fund’s annual audited financial statements prior to filing or distribution.
•	Review all proposed related party transactions and submit its findings and recommendations to the independent Directors of the Board for their final approval.
•	Review with management and the independent auditors the Fund’s quarterly financial results prior to the release of earnings and/or the Fund’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Fund’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

Independent Auditors.

•	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. It is the Audit Committee’s responsibility to ensure that it has received a formal written statement from independent auditors delineating all relationships between the Fund and the independent auditor. The Audit Committee shall review the independence and performance of the auditors and shall have the responsibility for, and authority to, appoint and/or discharge the independent auditors.
•	Approve the fees and other compensation to be paid to the independent auditors.
•	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Fund that could impair the auditor’s independence.
•	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.
•	Consider the independent auditor’s judgments about the quality and appropriateness of the Fund’s accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities.

•	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Fund’s annual proxy statement.
•	Establish and periodically review the Fund’s procedures for (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund regarding questionable accounting or auditing matters.
•	Perform any other activities consistent with the Charter, the Fund’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate
•	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.
•	Determine the funding necessary to cover the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Exhibit B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) is as follows:

•	Consider qualified candidates to serve as Board members;
•	Consider and nominate nominees for election as Board members; and
•	At the direction of the Board of Directors, consider various corporate governance policies and procedures.

Committee Membership

The Nominating and Corporate Governance Committee shall consist of at least three members, one of whom shall serve as the chairperson of the Committee. The members of the Nominating and Corporate Governance Committee shall meet the applicable membership and independence requirements under National Association of Securities Dealers (“NASD”) Rule 4200.

The members of the Nominating and Corporate Governance Committee and the chairperson of the Nominating and Corporate Governance Committee shall be appointed annually by the Board. The Board from time to time may remove members of the Nominating and Corporate Governance Committee and fill any resulting vacancy.

Meetings

The Nominating and Corporate Governance Committee shall hold at least two meetings per year and such additional meetings as the Nominating and Corporate Governance Committee or its chairperson shall determine.

Committee Duties and Powers

To carry out its purpose, the Nominating and Corporate Governance Committee shall have the following duties and powers:

Identification of Potential Board Members and Nominating Criteria.  The Nominating and Corporate Governance Committee shall seek and identify individuals qualified to become members of the Board, consistent with its nominating criteria. Such nominating criteria shall include the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives and such other factors as the Committee may determine, as well as the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities as a director.

Nomination of Director Nominees.  The Nominating and Corporate Governance Committee shall consider and nominate nominees for election at each annual meeting of the shareholders of the Company.

Independence and Qualification of Members of the Board.  The Nominating and Corporate Governance Committee shall review with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, to ensure the Company’s on-going compliance with the independence and other standards set by the NASD.

Corporate Governance.  The Nominating and Corporate Governance Committee shall, at the direction of the Board, consider various corporate governance policies and procedures.

Reports to the Board.  The Nominating and Corporate Governance Committee shall make regular reports to the Board.

Nominating and Corporate Governance Committee Charter.  The Nominating and Corporate Governance Committee shall review and assess this charter and recommend any proposed changes to the Board for approval.

Other Duties. The Nominating and Corporate Governance Committee also shall perform such additional duties and have such additional responsibilities and functions as the Board from time to time may determine.

ANNUAL MEETING OF SHAREHOLDERS OF

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

May 16, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

\- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

\- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

\- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20230000000000000000 0 051608

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Peter Collins Class I
- ○ J. Philip McCormick Class I

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal 2. Ratification of KBA Group LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008. FOR ☐ AGAINST ☐ ABSTAIN ☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR, (II) FOR THE RATIFICATION OF KBA GROUP LLP AS THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, AND (III) IN THE DISCRETION OF THE PROXY OR PROXIES, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

8080 North Central Expressway, Suite 210, LB-59

Dallas, Texas 75206-1857

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Russell Cleveland and Barbe Butschek as true and lawful agents and proxies with full power of substitution to represent and to vote, as designated on this proxy card and with all the powers the undersigned would possess if personally present, all of the shares of common stock of Renaissance Capital Growth & Income Fund III, Inc. held of record by the undersigned on March 18, 2008 at the Annual Meeting of Shareholders to be held at the Hilton Anatole, 2201 Stemmons Freeway, Dallas, Texas 75207, on Friday, May 16, 2008, at 8:00 a.m., local time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on the reverse side, as more fully described in the notice of the meeting dated April 2, 2008 and the proxy statement accompanying such notice.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

May 16, 2008

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230000000000000000 0 051608

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Peter Collins Class I
○ J. Philip McCormick Class I

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
Proposal 2. Ratification of KBA Group LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR ALL THE NOMINEES FOR DIRECTOR, (II) FOR THE RATIFICATION OF KBA GROUP LLP AS THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, AND (III) IN THE DISCRETION OF THE PROXY OR PROXIES, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.